                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 15, 2004

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                          DEL GLOBAL TECHNOLOGIES CORP.
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               (Exact name of registrant as specified in charter)

              New York                      0-3319              13-1784308
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      (State or other jurisdiction        (Commission        (IRS Employer
            of incorporation)             File Number)       Identification No.)

               One Commerce Park, Valhalla, NY           10595
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              (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (914) 686-3600
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          (Former name or former address, if changed since last report)

ITEM 5.     OTHER EVENTS

            On March 15, 2004, the Registrant  announced that (i) it has reached an  agreement  in  principle  with the U.S.  Government  regarding a settlement  of the  civil and  criminal  aspects  of the  previously disclosed  Department of Defense ("DOD")  investigation into certain past business practices at the Registrant's RFI subsidiary,  (ii) it has  received a waiver  from its U.S.  lender of  certain  financial covenant  defaults under the  Registrant's  U.S. credit facility and signed a Fourth  Amendment to the U.S.  credit  facility,  (iii) the
            Registrant's Board of Directors has retained Imperial Capital,  LLC, an  investment  bank,  to assist the  Registrant  in  exploring  all strategic  alternatives to raise the additional capital necessary to fund  the  proposed  settlement  regarding  the  DOD  matter  and to maximize  returns to shareholders and (iv) it will host a conference call on Tuesday, March 16, 2004 at 4:00 p.m. Eastern time to discuss
            its  fiscal  year  2004  second  quarter  financial   results.   For
            additional information, reference is made to the press release which is  attached  hereto as  Exhibit  99.01 and  incorporated  herein by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a) Financial Statements of Business Acquired.

                Not Applicable.

            (b) Pro Forma Financial Information.

                Not Applicable.

            (c) Exhibits.

                99.01 Press Release dated March 15, 2004.

ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

            On March 15, 2004, the Registrant  announced  operating  results for the fiscal year 2004 second quarter and six months ended January 31,
            2004, as well as summary  balance sheet data as of January 31, 2004.
            Such information,  including the Exhibit attached hereto,  shall not be deemed  "filed" for purposes of Section 18 of the  Securities Act of  1934,  as  amended,  nor  shall  it be  deemed  incorporated  by reference  in any  filing  under  the  Securities  Act of  1933,  as amended,  except  as  shall  be  expressly  set  forth  by  specific reference in such filing. For additional  information,  reference is made to the press release which is attached  hereto as Exhibit 99.01 and is incorporated herein by reference.

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           DEL GLOBAL TECHNOLOGIES CORP.
                                           -----------------------------
                                                   (Registrant)

Date: March 15, 2004
                                           By: /s/ Thomas V. Gilboy
                                               ---------------------------------
                                               Thomas V. Gilboy
                                               Chief Financial Officer

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                                  EXHIBIT INDEX

        Exhibit No.                        Description
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        99.01                   Press Release dated March 15, 2004

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